Exhibit 10.31


                              CONSIGNMENT AGREEMENT

ENTERED AS OF THE ____ DAY OF JANUARY, 2002

BETWEEN: PREVOST CAR INC., a corporation duly incorporated under the Laws of the Province of Quebec, Canada, and having its Head Office at Ste-Claire, Province of Quebec, Canada,

                  (hereinafter referred to as the "Consignor")

AND:              FEATHERLITE, INC.
                  4441 ORANGE AVENUE
                  PORT OF SANFORD, FLORIDA 32771

                  (hereinafter referred to as the "Consignee")

WHEREAS the Consignor is engaged in the business of manufacturing Prevost Bus Shells;

WHEREAS the Consignee is engaged in the business of manufacturing, selling, marketing and distributing motor home and/or VIP coaches;

WHEREAS the Consignee intends to take in consignment Prevost Bus Shells in order to convert said shells into well-equipped motor homes and/or VIP coaches;

WHEREAS, until now, the Consignor and the Consignee have entered into various consignment agreements with respect to Prevost Bus Shells delivered by the Consignor to the Consignee for conversion into well-equipped motor homes and/or VIP coaches;

WHEREAS from the date of this Consignment Agreement (this "Agreement") into the future, the parties intend to govern their relationship with respect to Bus Shells provided, by way of consignment, by the Consignor to the Consignee under this single Agreement;

THEREFORE, in witness thereof, the parties hereby agree and covenant:

1.       Consigned Bus Shells

         1.1 The Consignee has selected to hold in consignment the Bus Shells delivered by the Consignor listed in one or more versions of Schedule "A" now or hereafter attached hereto, with the specification described in Appendix 1 to Schedule "A";

                  (Prevost Bus Shells delivered under consignment by Consignor to Consignee are hereinafter individually referred to as a "Shell" and collectively referred to as the "Shells").

         1.2 The Consignor agrees, subject to the terms and conditions hereinafter set forth, to deliver to the Consignee, on a consignment basis, each Shell on the date agreed upon in Schedule "A" or at any such other time agreed upon in writing between the parties.

2.       Terms

         With respect to each Shell, this Agreement is for a term of four (4) months, commencing on the date of delivery of the Shell to the Consignee, except as otherwise agreed in writing by the parties.

3.       Consignment Fee and Security Deposit

         3.1 The Consignee agrees and shall pay to the Consignor the consignment fee and the security deposit (the "Security Deposit") referred to in Schedule "A";

         3.2 The Consignor may, at its own option, retain the Security Deposit, as liquidated damages or it may be applied by the Consignor against any actual loss, damage or injury attributable to the Consignee hereunder;

         3.3 The amount of the Security Deposit shall, at any given time, be at least equal to $15,000.00 U.S. funds per Shell subject to this Agreement. Should the amount of the Security Deposit be less than such amount, the Consignee agrees, upon written request from the Consignor, to provide the Consignor with any additional amount required in order for each Shell subject, at any given time, to this Agreement, to be covered by a Security Deposit of at least $15,000.00 U.S. funds.

4.       Right of property-Use-Care - Operation of a Shell

         4.1 Nothing in this Agreement shall be deemed to have transferred to the Consignee the right of property or the title on a Shell or in any way be interpreted as such. Unless otherwise purchased by the Consignee in accordance with the terms of the Agreement, a Shell shall remain the sole property of the Consignor and the Consignee shall not sell, alienate or otherwise dispose of a Shell which shall at all times be used and employed in accordance with this Agreement.

         4.2 Unless otherwise purchased by the Consignee in accordance with the terms of the Agreement, title to a Shell shall at all times remain to the Consignor and the Consignee shall protect and defend, at its own cost and expense, the title of the Consignor from and against any and all claims, liens and/or legal proceedings whatsoever.

         4.3 The Consignee shall not pledge, grant a security, interest or lien, loan (except a general security interest in inventory subject to not violating Section 9.1.8 below) or part with the possession of a Shell, or remove the same from the Continental United States and Canada.

         4.4 The Consignee shall bear, and the Consignee hereby assumes, all risk and liability for (and the Consignee shall save, and does hereby indemnify the Consignor and agree to hold the Consignor harmless from any and all claims, liens, demands or liability arising out of) the loss of or damage to a Shell from the use, operation, maintenance and storage thereof and for the injury or death to persons and/or damage to property howsoever arising therefrom or because thereof during the duration of the consignment or from or because of the condition of a Shell after use by the Consignee, provided Consignee's indemnity obligation shall exclude any of the foregoing arising in connection with or as a result of the condition of a Shell or defects in a Shell not caused by Consignee.

         4.5 The indemnities and assumptions of liability herein provided for shall continue in full force and effect notwithstanding the termination of the Agreement whether by expiration of time, by operation of law or otherwise.

         4.6 The delivery of a Shell shall be made, F.O.B., Consignor's premises at Ste-Claire, Province of Quebec, Canada.

         4.7 On delivery the Consignee shall inspect a Shell and execute a certificate of acceptance stating that based on the inspection a Shellis:

                  4.7.1    in good operating order, repair and appearance;

                  4.7.2 in accordance with the specifications described in Appendix 1 to Annex "A"; and,

                  4.7.3    suitable for the purposes of the Consignee.

         4.8 The Consignee shall pay all license fees, assessments or other governmental charges, sales and/or use taxes (or provide the Consignor with sufficient basis for claiming an exemption therefor), gross receipts and other tax or taxes now or hereafter imposed, levied or assessed by any state, federal or local government or agency upon a Shell, or upon the use or operation thereof, or upon the receipt of Consignment Fee therefor or earnings arising therefrom (excluding, however, taxes imposed on Consignor's net income) before the same shall become in default or subject to the payment of any penalty or interest, including but not limited to, the cost of all licenses, tags and inspections required by law. The Consignee shall supply the Consignor with receipts or other evidence of payment reasonably satisfactory to the Consignor. The Consignee shall promptly reimburse the Consignor for all property taxes or levies assessed upon a Shell paid by the Consignor, however there shall be no obligation of the Consignor to make payment of any property taxes or levies assessed upon a Shell.

         4.9 Consignor acknowledges that the Consignee is taking in Consignment the Shells from the Consignor so that the Consignee can outfit the Shells as well-equipped motor homes and/or VIP coaches for demonstration and eventual sale.

         4.10 The Consignee may install and attach to a Shell only those additional items of property and furnishings in accordance with the Prevost Bus Shell Manual for interior designers and system manufacturers.

                  With respect to all items of property attached or installed to each Shell that are not fully paid by the Consignee and free and clear of any and all liens, security interests and encumbrances, the Consignee covenants and agrees that, should the Consignor reacquire possession of a Shell in accordance with Sections 4.15 and 4.16, the Consignee shall be obligated to obtain from its creditors all instruments or documents as may be necessary in order for such items of property to be free and clear of any and all liens, security interests and encumbrances.

          4.11 Once items of property are attached or installed to a Shell, they shall only be removed, separated or disassembled if, (i) pursuant to such a removal, separation or disassemblage, the Shell remains fully suitable for immediate resale as a motor home and/or VIP Coach, without any further alteration or addition, or (ii) to the extent that item (i) above will be violated, property is promptly attached or installed in order for the Shell to constitute a motor home and/or VIP Coach fully suitable for immediate resale, without any further alteration or addition.

         4.12     The Consignee shall, at all times;

                  4.12.1 keep and maintain each Shell in good working order, repair and appearance (subject to the conversion of Shells into well-equipped motor homes and/or VIP coaches);

                  4.12.2 install and maintain on each Shell such insignia and identification as the Consignor may designate;

                  4.12.3 make any and all necessary repairs and replacements thereto in order that each Shell shall continue to fulfill its intended function or use; and,

                  4.12.4 keep and operate each Shell as recommended in the manufacturer's owners manual.

         4.13 The Consignor shall, at the Consignee's request, claim all available manufacturer's warranties for each Shell to enable the Consignee to obtain customary warranty service thereof, and to benefit of all such warranties and to avail itself of all such warranties and representations with respect to each Shell.

         4.14 All replacements, repairs, parts and supplies, while at the Consignee's expense (unless covered by Consignor's warranty), shall, to the extent that such replacements, repairs, parts and supplies, affect mechanical aspects of a Shell or its structural integrity, be performed and supplied only by such persons as shall be reasonably agreeable to the Consignor.

         4.15 Upon payment by Consigner pursuant to Section 4.16, all replacements, repairs, parts, supplies, accessories, equipment, devices or other items furnished or affixed to a Shell under subparagraphs 4.11 or 4.12 hereof shall thereupon become the Consignor's property, and the Consignee shall deliver or cause to be delivered promptly to the Consignor all instruments or documents as may be necessary to evidence the Consignor's original and free, clear and unencumbered title thereto and ownership thereof.

         4.16 Notwithstanding any provisions in this Agreement to the contrary, the Consignor agrees that, should the Consignor reacquire possession of a Shell, the Consignor shall then reimburse to the Consignee at cost, the improvements made by the Consignee on the Shell, it being understood that such reimbursement shall be limited to the costs of labour, raw material and overhead attributable to the Shell.

         4.17 The Consignee shall pay for and provide all labor, materials, services, lubricants, parts and other supplies or items consumed by, or required for, or in connection with the use of a Shell.

         4.18 The Consignee shall observe and comply with, perform and execute, all laws, rules, regulations or orders of all state, provincial, federal and local governments or agencies which in any way affect or relate to, or are applicable to the Shells, or the use, operation, maintenance or storage thereof, and shall not use the Shells for any illegal purpose.

         4.19 The Shells shall be operated in a careful manner only by licensed, experienced and qualified drivers who are either employed by the Consignee or accompanied by the Consignee or its employees or agents, and the Consignee agrees that it or its drivers shall not transport or permit to be transported in a Shell intoxicating liquors, narcotics or any other substances in violation of any state, provincial, federal and local laws.

         4.20 The Consignee shall not use, operate maintain or store a Shell improperly, carelessly or in violation of this Agreement or any instructions furnished by the manufacturer of the Shell; nor install, store or operate the same in areas or on surfaces other than as recommended by the manufacturer of the Shell.

         4.21 From time to time, during the term of the consignment, upon reasonable prior notice given by the Consignor, the Consignee shall, at any reasonable time, permit the Consignor, its agents or representatives to enter Consignee's premises and inspect the Shells, and its manner of use, provided that any information collected by the Consignor shall be kept confidential.

         4.22 The Consignee shall hold the Shells in Consignment at the following location:

                  1601 DOLGNER PLACE OR 4441 ORANGE BLVD.
                  SANFORD, FLORIDA, 32771;

                  the Consignee shall not, without any written permission from the Consignor, remove the Shells from such location except for any F.M.C.A. Rallies, VIP Rallies, other recreational vehicle shows, or open houses and other demonstrations of Consignee.

5.       Representations and Non-Liability of the Consignor

         5.1 Each Shell shall be covered by Consignor's warranty provisions applicable thereto, which warranty shall be attached to the Appendix 1 to Schedule A applicable to a Shell.

         5.2 Except pursuant to the terms of Consignor's warranty applicable to a Shell, Consignor shall not be liable to the Consignee for any loss, damage or expense of any kind or nature whatsoever caused, directly or indirectly by a Shell itself or consequently to the use, maintenance, handling or storage thereof, or the repairs, servicing or adjustments thereto, or because the same is, or has become, unsuitable or unserviceable, or by any interruption of service or loss of use thereof, or for any loss of business or damage whatsoever or howsoever caused.

6.       Insurance

         The Consignee shall always provide and maintain insurance to cover both, the Consignor and the Consignee, against claims of third persons and property damage as follows: Standard Bodily Injury Liability and Property Damage coverage, including guest and extraterritorial coverage protecting the Consignor, Consignee and Consignee's authorized drivers with respect to their liability for injuries and/or death to third persons and damage, destruction or loss of use of property of third persons. Said liability insurance coverage shall have minimum limits of $1,000,000.00 for injury to or death of any one person, and minimum limits of $2,000,000.00 for all persons, injured or killed in the same accident, and said property damage insurance shall have minimum limits of $1,000,000.00 for any one accident.

         6.2      The Consignee agrees to provide and maintain:

                  6.2.1 collision insurance coverage on the Shells with minimum limits of $400,000.00 per Shell; and,

                  6.2.2 comprehensive physical damage insurance coverage for loss and damage to the Shells due to fire, theft, windstorm, flood and other risks and hazards with minimum limits of $400,000.00 per Shell.

         6.3 The Consignee agrees that it shall cause to be immediately reported to the Consignor, and also to the Consignor's insurance company, all accidents and collisions, irrespective of whether any injury, loss or damage is apparent, with full detailed statement of circumstances, names of persons injured and owners of property damaged, and listing of names and addresses of all witnesses and shall cooperate fully, as required, with the Consignor and its insurance company.

         6.4 The inability for whatever reason of the Consignee to obtain and maintain insurance coverage as established in paragraphs
                  6.1 and 6.2 shall constitute a default of the Consignee under the terms of the Agreement.

         6.5 All said insurance shall be in forms and with companies reasonably satisfactory to the Consignor. All insurance for loss or damage shall provide that losses, if any, shall be payable to the Consignor, and all such insurance shall be in the joint names of the Consignor and the Consignee.

         6.6 The Consignee shall cause to be delivered to the Consignor a certificate of insurance whereby each insurer shall agree that it shall give to the Consignor thirty (30) days prior written notice of the effective date of any alteration, non-renewal or cancellation of such policies.

         6.7 The Consignee hereby irrevocably appoints the Consignor as Consignee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts received in payment for loss or damage to the Shells under any said insurance policies.

         6.8 In case of default or failure of the Consignee to obtain and maintain said insurance or to comply with any other provision of the Agreement, the Consignor shall have the right, but shall not be obligated, to effect such insurance or compliance on behalf of the Consignee, at Consignee's expense.

7.       Damage to a Shell

         7.1 Should a Shell be damaged by reason of any cause, and be capable of repair, the Consignee shall repair the same at its own expense, as quickly as circumstances permit, without any abatement of Consignment Fee.

         7.2 Should a Shell be lost, stolen, destroyed or damaged beyond repair by any cause whatsoever, this Agreement shall terminate immediately with no abatement of Consignment Fee and the Consignor shall have no further obligation to the Consignee under this Agreement or be required to furnish a replacement Shell.

         7.3 The Consignor shall not be liable for any loss of profits or other consequential damage or other inconveniences resulting from the theft, damage, loss, destruction or disrepair of a Shell (except to the extent covered by Consignor's warranty).

8.       Return of Shells

         Subject to the payment required by Consignor pursuant to Section 4.16, unless the Consignee has exercised its option to purchase a Shell under section 11 of the Agreement, at the expiration of this Agreement with respect to such Shell, the Consignee shall, at its own expense, return such Shell to the Consignor, or to the Consignor's designee, at such destination as the Consignor may designate and in the same operating condition, order, repair and appearance as when received, (reasonable wear and tear excepted).

9.       Termination of the Agreement

         9.1 The Consignee shall be in default under the Agreement and the Consignor shall have the right to terminate the Agreement, without notice, immediately upon the happening of any of the following:

                  9.1.1 an attempted or actual assignment of this contract by the Consignee without the Consignor's specific written permission. Notwithstan-ding the foregoing, the Consignee may sell its motor coach business provided that the Consignor is notified of such sale in writing at least fifteen (15) days in advance and that the sale is approved in writing by the Consignor, whose approval of such sale shall not be unreasonably withheld. The Consignor reserves its right to require, as a condition to the assignment of this Agreement by the Consignee, that the Consignee guarantees the obligation of its assignee under this Agreement.

                           Notwithstanding anything to the contrary, (i) under no circumstances will the Consignee be liable for any obligation regarding Shells delivered to an assignee of the Consignee after the date of an assignment consented by the Consignor, and (ii) the Consignor shall have no obligation to deliver Shells to an assignee of the Consignee.

                           As a condition precedent to the approval of any assignment, the Consignor may require that the assignee enter into a new consignment agreement with the Consignor, under terms and conditions that are satisfactory to the Consignor, which terms and conditions may differ, in whole or in part, from the terms and conditions contained in this Agreement.

                  9.1.2 an assignment by the Consignee for the benefit of its creditors;

                  9.1.3    the established insolvency of the Consignee;

                  9.1.4 the institution of voluntary or involuntary proceedings by or against the Consignee in bankruptcy or under insolvency laws or a corporate reorganization for receivership or for the winding-up or dissolution of the distributorship;

                  9.1.5 the admitted insolvency of any partner of the Consignee (if a partnership) or of any principal stockholder (if a corporation);

                  9.1.6 the breach by the Consignee of any substantial obligation assumed by it herein, if not remedied with 10 days after receipt of written notice by the Consignor;

                  9.1.7 legal action against the Consignor by the Consignee without giving a prior written notice of thirty (30) days to the Consignor;

                  9.1.8 a Shell shall be subject to any security interest securing the value of such Shell having priority over the rights of the Consignor, which rights shall, at all times until complete payment of a Shell by the Consignee, be subject to a first priority security interest;

                  9.1.9 the Consignee, in the Consignor's reasonable opinion, has undergone a change which materially increases the Consignor's risks under the Agreement.

         9.2 The Consignor shall not be held liable to the Consignee for any loss or damage of any nature whatsoever resulting from any such termination either directly or indirectly, and the Consignee hereby releases the Consignor from any such liability.

         9.3 Upon any termination of this contract, the Consignor may, at its option:

                  9.3.1 declare all outstanding amounts specified herein as required to be paid or to be assumed by the Consignee, plus all reasonable attorney's fees to become immediately due and payable;

                  9.3.2 enter the premises where the Shell may be found and with or without demand or legal proceeding, take possession of and remove the Shell, whereupon all rights of the Consignee in the Shell shall terminate absolutely (except for Consignor's payment obligation pursuant to Section 4.16);

         9.4 The Consignee acknowledges and agrees that any Consignment Fee to be retained by the Consignor hereunder shall not be as a penalty but as liquidated damages or partial payment thereof.

         9.5 All remedies and rights of the Consignor contained herein are cumulative and may to the extent permitted by law be exercised concurrently or separately. No failure on the part of the Consignor to exercise and no delay in exercising any right or remedy herein shall operate as a waiver thereof, nor shall any single or partial exercise by the Consignor of any right or remedy herein preclude any other or further exercise thereof or the exercise of any other right or remedy.

10.      Assignments by the Consignor

         10.1 The Consignor shall have the right to assign all or any part of its rights hereunder. In such event, the assignee shall be entitled to enforce the rights so assigned. The Consignee agrees that it shall pay the Consignment Fee and all other sums due by the Consignee hereunder directly to such assignee after receipt of notice of such assignment and shall not be subject to any defense or set-off.

         10.2 The Consignee agrees that the Consignor may execute and deliver chattel mortgages or other lien instruments upon the Shell consigned hereunder, and that the Consignee's right hereunder shall at all times be subject, junior and subordinate in all respects, to the rights and remedies of the holder of said liens provided that such holders shall comply with the terms and conditions of the Agreement, and more specifically, but without limitation, that the Consignee's option to purchase under section 11 hereinafter shall remain in force.

11.      Consignee's Option to Purchase

         11.1 Provided that this Agreement has not earlier terminated and that the Consignee is not in default under the Agreement, unless the Consignee agrees to purchase all of the Shells under consignment with the Consignee, the Consignee has the option to purchase, at any time during the term of this Agreement, each Shell from the Consignor for the price detailed in Schedule "A" attached to the Consignment Fee paid to the Consignor at the date of purchase. The Consignee may exercise this option by paying to the Consignor the purchase price for one or more Shells; upon receipt thereof, the Consignor shall deliver to the Consignee such instruments or documents as may be necessary to evidence the Consignee's free, clear and unencumbered title and ownership of such Shells.

         11.2 Should the Consignee exercise its option to purchase a Shell, then, from the date of exercise of such option and until complete payment for the Shell by the Consignee, the Consignor shall have a first rank security interest on the Shell, sale and insurance proceeds relating thereto, as well as on all of the Consignee's books and records relating to the foregoing (collectively referred to as the "Collateral"). The Consignee acknowledges and agrees that the Consignor shall be entitled to file its rights under such security interest in any jurisdictions that it sees fit, and require that the Consignee obtain from its secured creditors, if need be, any subordination in favour of the Consignor, necessary in order to enable the Consignor to maintain, at all times, until complete payment by the Consignee, its first rank priority over the Collateral.

12.      Notice

         Any notice, request or demand required or intended to be given by one party to the other must be in writing and shall be deemed sufficient and completed by delivery of the same personally or six (6) days after mailing the same by Canadian or U.S. postage, registered or certified mail, directed to the other party at the above specified address of such party or such other address as may hereafter be designated in writing.

13.      Interpretation

         13.1 The present Agreement shall be governed, construed, interpreted, and executed according to the laws of the State of Florida. The parties hereby agree and undertake that any claims, demands, lawsuits, actions or proceedings of any nature whatsoever, resulting of or relating to this Agreement, shall be brought exclusively before a Court or a judge having jurisdiction in Seminole County, State of Florida.

         13.2 This Agreement is entered into by the Consignor in the City of Ste Claire, Quebec, Canada, and by the Consignee in the City of Cresco, Iowa, United States of America

         13.3 The present Agreement shall inure to the benefit of, and be binding upon the parties hereto their heirs, executors, administrators, successors, and assigns.

14.      Severability

         If any provision of the Agreement is invalid or unenforceable under the laws of the place where it is to be performed, the Consignor may elect either to terminate the Agreement in its entirety, or to consider the Agreement divisible as to such inoperative provision, and to continue the remainder of this agreement in full force and effect as if such provision had not been included herein.

15.      Language

         Il est de la volonte expresse des parties que le present Contrat de Consignation, et tous les documents qui s'y rattachent, soient rediges en langue anglaise, exception faite des documents pour lesquels la loi exige l'usage exclusif du francais. It is the express will of the parties hereto that this Consignment Agreement and any documents relating hereto, other than those which by law must be written in French, shall be drawn up in the English language.

IN WITNESS WHEREOF, the parties hereto have caused this contract to be executed in duplicate, in the manner appropriate to each, at the place, day and year first written above.

CONSIGNOR:  PREVOST CAR INC.


BY:         /s/ Rene Begin
            ---------------------------------


TITLE:      Secretary
            ---------------------------------


WITNESS:    /s/ Richard Sullivan
            ---------------------------------




CONSIGNEE:  FEATHERLITE, INC.


BY:         /s/ James S. Wooley
            ---------------------------------


TITLE:      V.P., C.O.O.
            ---------------------------------


WITNESS:
            ---------------------------------

                              CONSIGMENT AGREEMENT
                                  SCHEDULE "A"


In accordance with the provisions of a Consignment Agreement entered into as of January _____, 2002 between Prevost Car Inc. ("the Consignor") and Featherlite, Inc. ("the Consignee") the parties agree as follows :

1.       Consigned Bus Shell

         1.1 As hereinafter referred to, the Consignee has selected to hold in consignment the following Shell (s), which Shell (s) will be delivered to the Consignee on the delivery date, with the specifications described in Appendix I; the Consignee agrees and shall pay at the date of payment, to the Consignor, the consignment fee agreed upon;

=============================================================================================
               SHELL (S) SERIAL     DELIVERY    CONSIGMENT FEE     DATE OF     TOTAL VALUE
               NUMBER                 DATE      (U.S. FUNDS)       PAYMENT
---------------------------------------------------------------------------------------------
   1.1.1
---------------------------------------------------------------------------------------------
   1.1.2
---------------------------------------------------------------------------------------------
   1.1.3
=============================================================================================


2.       Security Deposit

         2.1 In addition to the Consignment Fee, the Consignee has deposited with Consignor a deposit which is being held by the Consignor to insure the Consignee's compliance with all the terms and conditions of the Agreement.

3.       Part of the Contract

         3.1 This Schedule "A" is made part of the Consignment Agreement with the same force and effect as if set forth in the Consignment Agreement itself.


EXECUTED BY THE CONSIGNOR IN THE CITY OF STE-CLAIRE, PROVINCE OF QUEBEC, CANADA, THIS ____ DAY OF ____________ 20___

PREVOST CAR INC.

BY:
    ---------------------------------
    "The Consignor"

EXECUTED IN THE CITY OF CRESCO, STATE OF IOWA, UNITED STATES OF AMERICA, THIS _____ DAY OF ______________ 20____.

FEATHERLITE, INC.

BY:
    ---------------------------------
    "The Consignee"